Exhibit 99.1

Press Release
TIDEWATER INC. • Pan-American Life Center • 601 Poydras Street, Suite 1900 • New Orleans, LA 70130 • Telephone (504) 568-1010 • Fax (504) 566-4582

Tidewater Reports Second Quarter Results For Fiscal 2013

NEW ORLEANS, LA. November 6, 2012 — Tidewater Inc. (NYSE:TDW) announced today second quarter earnings for the period ended September 30, 2012, of $41.4 million, or $0.83 per share, on revenues of $311.9 million, which includes approximately $7.4 million of vessel revenue associated with retroactive rate increases agreed to during the current quarter, but related to the period from January 1, 2012 through June 30, 2012. For the same quarter last year, a net loss of $4.9 million was reported, or $0.10 per share, on revenues of $250.9 million. The immediately preceding quarter ended June 30, 2012, had net earnings of $32.9 million, or $0.65 per common share, on revenues of $294.4 million.

Included in the prior fiscal year second quarter’s net loss is a non-cash goodwill impairment charge of $30.9 million ($22.1 million after tax, or $0.43 per share), resulting from the Company’s decision to change its reportable segments during the September 2011 quarter. Following the change in reportable segments from International and United States to Americas, Asia/Pacific, Middle East/North Africa and Sub-Saharan Africa/Europe, the Company performed an interim goodwill impairment assessment which resulted in the non-cash goodwill impairment charge in the September 2011 quarter.

As previously announced, Tidewater will hold a conference call to discuss September quarterly earnings on Tuesday, November 6, 2012, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on November 6, 2012, and will continue until 11:59 p.m. Central time on November 8, 2012. To hear the replay, call 1-855-859-2056 (1-404-537-3406 if calling from outside the U.S.). The conference call ID number is 46741266.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, (http://www.tdw.com). The online replay will be available until December 6, 2012.

Tidewater is the leading provider of larger Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(Unaudited)

(In thousands, except share and per share data)

	Quarter Ended September 30,		Six Months Ended September 30,
	2012	2011	2012	2011
Revenues:
Vessel revenues	$309,822	248,412	599,916	501,727
Other marine revenues	2,096	2,482	6,450	3,774
	311,918	250,894	606,366	505,501
Costs and expenses:
Vessel operating costs	177,055	161,290	342,883	313,592
Costs of other marine revenues	1,585	2,031	5,108	3,262
Depreciation and amortization	36,047	33,807	71,831	67,556
Goodwill impairment	—	30,932	—	30,932
General and administrative	41,867	37,773	82,531	75,354
Gain on asset dispositions, net	(1,833)	(9,458)	(2,671)	(11,175)
	254,721	256,375	499,682	479,521
Operating income (loss)	57,197	(5,481)	106,684	25,980
Other income (expenses):
Foreign exchange gain (loss)	529	1,659	(1,222)	2,473
Equity in net earnings of unconsolidated companies	3,357	3,456	5,720	5,945
Interest income and other, net	1,128	766	1,847	1,956
Interest and other debt costs	(7,148)	(4,766)	(14,735)	(8,827)
	(2,134)	1,115	(8,390)	1,547
Earnings (loss) before income taxes	55,063	(4,366)	98,294	27,527
Income tax expense	13,707	510	24,082	7,845
Net earnings (loss)	$41,356	(4,876)	74,212	19,682

Basic earnings (loss) per common share	$0.84	(0.10)	1.49	0.38

Diluted earnings (loss) per common share	$0.83	(0.10)	1.48	0.38
Weighted average common shares outstanding	49,392,973	51,296,924	49,792,212	51,287,644
Dilutive effect of stock options and restricted stock	232,097	—	214,291	—
Adjusted weighted average common shares	49,625,070	51,296,924	50,006,503	51,287,644

Cash dividends declared per common share	$0.25	0.25	0.50	0.50

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

	September 30,	March 31,
ASSETS	2012	2012
Current assets:
Cash and cash equivalents	$136,729	320,710
Trade and other receivables, net	333,284	309,468
Marine operating supplies	56,131	53,850
Other current assets	15,637	10,072
Total current assets	541,781	694,100
Investments in, at equity, and advances to unconsolidated companies	50,108	46,077
Properties and equipment:
Vessels and related equipment	4,063,067	3,952,468
Other properties and equipment	93,893	93,107
	4,156,960	4,045,575
Less accumulated depreciation and amortization	1,144,937	1,139,810
Net properties and equipment	3,012,023	2,905,765
Goodwill	297,822	297,822
Other assets	120,354	117,854
Total assets	$4,022,088	4,061,618

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	89,560	74,115
Accrued expenses	144,446	134,953
Accrued property and liability losses	3,395	3,636
Other current liabilities	26,040	26,225
Total current liabilities	263,441	238,929
Long-term debt	890,000	950,000
Deferred income taxes	214,515	214,627
Accrued property and liability losses	3,436	3,150
Other liabilities and deferred credits	130,419	128,555

Commitments and Contingencies

Stockholders’ equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 49,823,682 shares at September 30, 2012 and 51,250,995 shares at March 31, 2012	4,982	5,125
Additional paid-in capital	112,606	102,726
Retained earnings	2,421,991	2,437,836
Accumulated other comprehensive loss	(19,302)	(19,330)
Total stockholders’ equity	2,520,277	2,526,357
Total liabilities and stockholders' equity	$4,022,088	4,061,618

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)

(In thousands)

	Quarter Ended		Six Months Ended
	September 30,		September 30,
	2012	2011	2012	2012
Net earnings	$41,356	(4,876)	74,212	19,682
Other comprehensive income/(loss):
Unrealized gains/(losses) on available-for-sale securities	419	(980)	(205)	(1,001)
Amortization of loss on derivative contract	117	117	233	233
Total comprehensive income	$41,892	(5,739)	74,240	18,914

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Six Months Ended September 30,
	2012	2011

Operating activities:
Net earnings	$74,212	19,682
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	71,831	67,556
Provision (benefit) for deferred income taxes	(4,372)	(20,819)
Gain on asset dispositions, net	(2,671)	(11,175)
Goodwill impairment	—	30,932
Equity in earnings of unconsolidated companies, net of dividends	(4,031)	629
Compensation expense - stock-based	10,320	4,944
Excess tax benefits on stock options exercised	(95)	(124)
Changes in assets and liabilities, net:
Trade and other receivables	(20,707)	(15,008)
Marine operating supplies	(2,281)	(2,769)
Other current assets	(5,565)	(4,653)
Accounts payable	16,195	(1,751)
Accrued expenses	6,176	8,204
Accrued property and liability losses	(241)	(21)
Other current liabilities	1,134	7,272
Other liabilities and deferred credits	3,508	2,639
Other, net	2,846	1,644
Net cash provided by operating activities	146,259	87,182
Cash flows from investing activities:
Proceeds from sales of assets	9,977	23,392
Additions to properties and equipment	(189,826)	(155,058)
Other	(1,338)	1,224
Net cash used in investing activities	(181,187)	(130,442)
Cash flows from financing activities:
Principal payments on debt	(60,000)	(40,000)
Debt borrowings	—	165,000
Debt issuance costs	—	(234)
Proceeds from exercise of stock options	938	725
Cash dividends	(25,058)	(25,889)
Excess tax benefits on stock options exercised	95	124
Stock repurchases	(65,028)	—
Net cash (used in) provided by financing activities	(149,053)	99,726
Net change in cash and cash equivalents	(183,981)	56,466
Cash and cash equivalents at beginning of period	320,710	245,720
Cash and cash equivalents at end of period	$136,729	302,186
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$19,259	19,605
Income taxes	$27,075	24,444
Non-cash investing activities:
Additions to properties and equipment	$6,724	11,833

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(Unaudited)

(In thousands)

	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive loss	Total
Balance at March 31, 2012	$5,125	102,726	2,437,836	(19,330)	2,526,357
Total comprehensive income	—	—	74,212	28	74,240
Stock option activity	3	2,148	—	—	2,151
Cash dividends declared	—	—	(25,169)	—	(25,169)
Retirement of common stock	(140)	—	(64,888)	—	(65,028)
Amortization/cancellation of restricted stock units	—	3,867	—	—	3,867
Amortization/cancellation of restricted stock	(6)	3,865	—	—	3,859
Balance at September 30, 2012	$4,982	112,606	2,421,991	(19,302)	2,520,277

Balance at March 31, 2011	$5,188	90,204	2,436,736	(18,184)	2,513,944
Total comprehensive income	—	—	19,682	(768)	18,914
Issuance of restricted stock	2	—	—	—	2
Stock option activity	—	2,882	—	—	2,882
Cash dividends declared	—	—	(25,944)	—	(25,944)
Amortization/cancellation of restricted stock	—	2,762	—	—	2,762
Balance at September 30, 2011	$5,190	95,848	2,430,474	(18,952)	2,512,560

The company’s vessel revenues and vessel operating expenses and the related percentage of total vessel revenues for the quarters and the six-month periods ended September 30, 2012 and 2011 and for the quarter ended June 30, 2012, were as follows:

	Quarter Ended September 30,				Six Months Ended September 30,				Quarter Ended June 30,
(In thousands)	2012	%	2011	%	2012	%	2011	%	2012	%
Vessel revenues:
Americas	$82,316	27%	81,892	33%	159,966	27%	162,569	32%	77,650	27%
Asia/Pacific	45,738	15%	29,127	12%	97,480	16%	64,626	13%	51,742	18%
Middle East/N. Africa	32,051	10%	24,810	10%	64,501	11%	50,867	10%	32,450	11%
Sub-Saharan Africa/Europe	149,717	48%	112,583	45%	277,969	46%	223,665	45%	128,252	44%
	$309,822	100%	248,412	100%	599,916	100%	501,727	100%	290,094	100%
Vessel operating costs:
Crew costs	$90,811	29%	78,364	31%	178,115	30%	159,488	32%	87,304	30%
Repair and maintenance	32,754	11%	27,149	11%	59,978	10%	49,209	10%	27,224	9%
Insurance and loss reserves	3,810	1%	5,374	2%	9,161	2%	10,671	2%	5,351	2%
Fuel, lube and supplies	19,269	6%	21,394	9%	37,012	6%	37,761	7%	17,743	6%
Vessel operating leases	4,403	1%	4,491	2%	8,895	1%	8,983	2%	4,492	2%
Other	26,008	9%	24,518	10%	49,722	8%	47,480	9%	23,714	8%
Total vessel operating costs	177,055	57%	161,290	65%	342,883	57%	313,592	62%	165,828	57%
Vessel operating margin (A)	$132,767	43%	87,122	35%	257,033	43%	188,135	38%	124,266	43%

Note (A): The following table reconciles vessel operating margin as presented above to operating income (loss) for the quarters and the six-month periods ended September 30, 2012 and 2011 and for the quarter ended June 30, 2012:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
(In thousands)	2012	2011	2012	2011	2012
Vessel operating margin	$132,767	87,122	257,033	188,135	124,266
Other marine revenues	2,096	2,482	6,450	3,774	4,354
Costs of other marine revenues	(1,585)	(2,031)	(5,108)	(3,262)	(3,523)
Depreciation and amortization	(36,047)	(33,807)	(71,831)	(67,556)	(35,784)
Goodwill impairment	—	(30,932)	—	(30,932)	—
General and administrative	(41,867)	(37,773)	(82,531)	(75,354)	(40,664)
Gain on asset dispositions, net	1,833	9,458	2,671	11,175	838
Operating income (loss)	$57,197	(5,481)	106,684	25,980	49,487

The company’s vessel operating profit and other components of earnings (loss) before income taxes and its related percentage of total revenue for the quarters and the six-month periods ended September 30, 2012 and 2011 and for the quarter ended June 30, 2012, were as follows:

	Quarter Ended September 30,				Six Months Ended September 30,				Quarter Ended June 30,
(In thousands)	2012	%	2011	%	2012	%	2011	%	2012	%
Vessel operating profit:
Americas	$9,506	3%	9,530	4%	19,689	3%	21,384	4%	10,192	3%
Asia/Pacific	7,826	3%	(4,776)	(2%)	22,734	4%	494	<1%	14,908	5%
Middle East/N. Africa	6,280	2%	(996)	(<1%)	12,562	2%	(968)	(<1%)	6,282	2%
Sub-Saharan Africa/Europe	44,330	14%	21,631	9%	71,426	12%	43,855	9%	27,096	9%
	67,942	22%	25,389	10%	126,420	21%	64,765	13%	58,478	20%
Corporate expenses	(12,484)	(4%)	(9,361)	(4%)	(22,951)	(4%)	(18,882)	(4%)	(10,467)	(4%)
Goodwill impairment	—	—	(30,932)	(12%)	—	—	(30,932)	(6%)	—	—
Gain on asset dispositions, net	1,833	1%	9,458	4%	2,671	<1%	11,175	2%	838	<1%
Other operating expenses	(94)	<1%	(35)	(<1%)	544	<1%	(146)	(<1%)	638	<1%
Operating income (loss)	57,197	18%	(5,481)	(2%)	106,684	17%	25,980	5%	49,487	17%
Foreign exchange gain (loss)	529	<1%	1,659	1%	(1,222)	(<1%)	2,473	<1%	(1,751)	(<1%)
Equity in net earnings of unconsolidated companies	3,357	1%	3,456	1%	5,720	1%	5,945	1%	2,363	1%
Interest income and other, net	1,128	<1%	766	<1%	1,847	<1%	1,956	<1%	719	<1%
Interest and other debt costs	(7,148)	(2%)	(4,766)	(2%)	(14,735)	(2%)	(8,827)	(2%)	(7,587)	(3%)
Earnings (loss) before income taxes	$55,063	18%	(4,366)	(2%)	98,294	16%	27,527	5%	43,231	15%

The company’s revenues, vessel utilization percentages and average day rates by vessel class and in total for the quarters and the six-month periods ended September 30, 2012 and 2011 and the quarter ended June 30, 2012, were as follows:

		Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
		2012	2011	2012	2011	2012
REVENUES BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater vessels	$	44,747	36,639	81,027	73,044	36,280
Towing-supply/supply		31,109	36,648	65,461	72,334	34,352
Other		6,460	8,605	13,478	17,191	7,018
Total	$	82,316	81,892	159,966	162,569	77,650
Asia/Pacific fleet:
Deepwater vessels	$	24,592	12,264	49,929	28,193	25,337
Towing-supply/supply		20,229	15,870	45,729	34,314	25,500
Other		917	993	1,822	2,119	905
Total	$	45,738	29,127	97,480	64,626	51,742
Middle East/N. Africa fleet:
Deepwater vessels	$	12,275	11,782	23,559	22,533	11,284
Towing-supply/supply		18,859	11,616	38,859	25,090	20,000
Other		917	1,412	2,083	3,244	1,166
Total	$	32,051	24,810	64,501	50,867	32,450
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$	67,696	45,605	130,311	84,111	62,615
Towing-supply/supply		63,548	48,698	112,560	101,324	49,012
Other		18,473	18,280	35,098	38,230	16,625
Total	$	149,717	112,583	277,969	223,665	128,252
Worldwide fleet:
Deepwater vessels	$	149,310	106,290	284,826	207,881	135,516
Towing-supply/supply		133,745	112,832	262,609	233,062	128,864
Other		26,767	29,290	52,481	60,784	25,714
Total	$	309,822	248,412	599,916	501,727	290,094
UTILIZATION:
Americas fleet:
Deepwater vessels		70.7%	73.5	72.1	72.2	73.7
Towing-supply/supply		48.2	46.9	50.8	45.0	53.4
Other		72.5	66.3	76.5	68.4	80.5
Total		58.6%	56.8	60.9	55.5	63.3
Asia/Pacific fleet:
Deepwater vessels		81.2%	59.6	87.4	65.5	92.6
Towing-supply/supply		52.2	36.3	53.6	39.3	54.9
Other		100.0	79.3	74.1	89.6	58.7
Total		58.7%	42.8	60.7	46.8	62.5
Middle East/N. Africa fleet:
Deepwater vessels		91.8%	91.6	92.7	83.7	93.6
Towing-supply/supply		71.2	49.7	74.2	53.8	77.2
Other		34.5	50.0	38.4	56.6	42.2
Total		69.9%	57.4	72.4	59.6	75.0
Sub-Saharan Africa/Europe fleet:
Deepwater vessels		83.0%	88.1	83.6	85.0	84.1
Towing-supply/supply		67.8	54.6	64.1	55.7	60.3
Other		79.9	80.0	78.2	82.0	76.6
Total		75.4%	69.2	73.3	69.6	71.3
Worldwide fleet:
Deepwater vessels		79.8%	79.3	81.4	77.5	83.1
Towing-supply/supply		59.9	48.1	60.0	49.2	60.0
Other		74.7	74.1	74.4	76.7	74.2
Total		67.8%	60.2	68.1	60.9	68.4

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2012	2011	2012	2011	2012
AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater vessels	$28,450	24,863	27,213	25,587	25,829
Towing-supply/supply	14,103	14,786	14,120	14,404	14,135
Other	6,094	6,408	6,038	6,221	5,987
Total	$17,012	15,466	16,247	15,279	15,508
Asia/Pacific fleet:
Deepwater vessels	$42,037	20,619	36,411	21,073	32,225
Towing-supply/supply	12,663	11,974	13,491	12,261	14,229
Other	9,972	6,807	9,959	6,464	9,945
Total	$20,109	14,098	19,717	14,476	19,384
Middle East/N. Africa fleet:
Deepwater vessels	$18,359	17,466	18,624	17,784	18,920
Towing-supply/supply	9,857	8,513	9,834	8,079	9,812
Other	4,812	5,117	4,946	5,220	5,056
Total	$11,561	10,716	11,441	10,185	11,325
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$25,235	20,375	23,919	20,386	22,643
Towing-supply/supply	15,721	13,121	14,707	13,176	13,572
Other	5,236	4,779	5,063	4,896	4,884
Total	$14,602	11,518	13,875	11,397	13,113
Worldwide fleet:
Deepwater vessels	$27,102	21,338	25,749	21,687	24,406
Towing-supply/supply	13,705	12,706	13,377	12,519	13,054
Other	5,496	5,240	5,373	5,276	5,250
Total	$15,384	12,771	14,827	12,631	14,275

The utilization, average day rates, and number of active vessels (excludes stacked vessels) for the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) and its older, or traditional, vessels for the quarters and the six-month periods ended September 30, 2012 and 2011 and for the quarter ended June 30, 2012, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2012	2011	2012	2011	2012
UTILIZATION:
Americas fleet:
New vessels	79.8%	85.6	82.4	86.2	85.3
Traditional vessels	36.1	36.2	38.9	35.6	41.8
Total	58.6%	56.8	60.9	55.5	63.3
Asia/Pacific fleet:
New vessels	84.2%	69.8	89.1	75.1	93.6
Traditional vessels	—	8.2	—	12.6	—
Total	58.7%	42.8	60.7	46.8	62.5
Middle East/N. Africa fleet:
New vessels	84.8%	58.6	87.1	63.7	89.5
Traditional vessels	37.5	55.9	41.8	55.0	46.0
Total	69.9%	57.4	72.4	59.6	75.0
Sub-Saharan Africa/Europe fleet:
New vessels	86.8%	86.8	85.3	87.4	83.7
Traditional vessels	36.7	33.7	34.1	33.7	31.6
Total	75.4%	69.2	73.3	69.6	71.3
Worldwide fleet:
New vessels	84.7%	80.5	85.5	82.4	86.2
Traditional vessels	32.0	33.5	32.5	34.2	33.0
Total	67.8%	60.2	68.1	60.9	68.4

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2012	2011	2012	2011	2012
AVERAGE VESSEL DAY RATES:
Americas fleet:
New vessels	$20,771	19,469	19,952	19,166	19,119
Traditional vessels	8,203	8,650	8,265	9,142	8,318
Total	$17,012	15,466	16,247	15,279	15,508
Asia/Pacific fleet:
New vessels	$20,109	15,028	19,717	15,902	19,384
Traditional vessels	—	3,953	—	4,143	—
Total	$20,109	14,098	19,717	14,476	19,384
Middle East/N. Africa fleet:
New vessels	$12,453	13,562	12,420	13,002	12,388
Traditional vessels	7,179	6,759	7,183	6,483	7,186
Total	$11,561	10,716	11,441	10,185	11,325
Sub-Saharan Africa/Europe fleet:
New vessels	$15,332	12,134	14,523	12,020	13,680
Traditional vessels	8,773	8,313	8,563	8,141	8,331
Total	$14,602	11,518	13,875	11,397	13,113
Worldwide fleet:
New vessels	$16,660	14,291	16,064	14,190	15,466
Traditional vessels	8,258	7,970	8,187	7,979	8,121
Total	$15,384	12,771	14,827	12,631	14,275
AVERAGE VESSEL COUNT (EXCLUDING STACKED VESSELS):
Americas fleet:
New vessels	46	41	45	40	43
Traditional vessels	19	27	20	28	21
Total	65	68	65	68	64
Asia/Pacific fleet:
New vessels	29	29	30	29	31
Traditional vessels	—	4	—	3	1
Total	29	33	30	32	32
Middle East/N. Africa fleet:
New vessels	28	25	28	24	27
Traditional vessels	8	13	8	15	8
Total	36	38	36	39	35
Sub-Saharan Africa/Europe fleet:
New vessels	114	103	114	103	115
Traditional vessels	14	20	15	22	15
Total	128	123	129	125	130
Worldwide fleet:
New vessels	218	198	217	196	216
Traditional vessels	40	64	43	68	45
Total	258	262	260	264	261

The company’s average number of vessels by class and geographic distribution for the quarters and the six-month periods ended September 30, 2012 and 2011 and for the quarter ended June 30, 2012, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2012	2011	2012	2011	2012

Americas fleet:
Deepwater vessels	24	22	23	22	21
Towing-supply/supply	50	57	50	61	50
Other	16	22	16	22	16

Total	90	101	89	105	87
Less stacked vessels	25	33	24	37	23

Active vessels	65	68	65	68	64

Asia/Pacific fleet:
Deepwater vessels	8	11	9	11	9
Towing-supply/supply	33	40	34	39	36
Other	1	2	1	2	2

Total	42	53	44	52	47
Less stacked vessels	13	20	14	20	15

Active vessels	29	33	30	32	32

Middle East/N. Africa fleet:
Deepwater vessels	8	8	8	8	7
Towing-supply/supply	29	30	29	32	29
Other	6	6	6	6	6

Total	43	44	43	46	42
Less stacked vessels	7	6	7	7	7

Active vessels	36	38	36	39	35

Sub-Saharan Africa/Europe fleet:
Deepwater vessels	35	27	35	27	36
Towing-supply/supply	65	74	66	75	66
Other	48	52	48	52	49

Total	148	153	149	154	151
Less stacked vessel	20	30	20	29	21

Active vessels	128	123	129	125	130

Active owned or chartered vessels	258	262	260	264	261
Stacked vessels	65	89	65	93	66

Total owned or chartered vessels	323	351	325	357	327
Vessels withdrawn from service	2	2	2	3	2
Joint-venture and other	10	10	10	10	10

Total	335	363	337	370	339

Note (B): The company had 61, 78, and 66 actual stacked vessels at September 30, 2012 and 2011 and at June 30, 2012, respectively. These vessels were considered to be in service and were included in the calculation of the company’s utilization statistics.

The company’s vessel commitments by vessel class and type at September 30, 2012, were as follows:

	Non-U.S. Built				U.S. Built
Vessel class and type	Number of Vessels	Total Cost	Invested Through 09/30/12	Remaining Balance 09/30/12	Number of Vessels	Total Cost	Invested Through 09/30/12	Remaining Balance 09/30/12

In thousands, except number of vessels:
Deepwater platform supply vessels	16	$436,178	129,205	306,973	3	152,894	65,998	86,896
Towing-supply/supply vessels	4	75,072	13,811	61,261	—	—	—	—
Crewboats and other	7	72,696	41,760	30,963	—	—	—	—
Totals	27	$583,946	184,776	399,170	3	152,894	65,998	86,896

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected quarterly cash outlay (in thousands) of the various vessel commitments as discussed above:

	Quarter Period Ended
Vessel class and type	12/12	03/13	06/13	09/13	12/13	Thereafter

Deepwater platform supply vessels	4	2	—	1	1	11
Towing-supply/supply vessels	—	—	—	—	—	4
Crewboats and other	—	2	2	1	2	—
Totals	4	4	2	2	3	15
(In thousands) Expected quarterly cash outlay	$107,326	35,398	26,543	42,820	33,379	240,610(A)

Note (C): The $240,610 of ‘Thereafter’ vessel construction obligations is expected to be paid out as follows: $69,494 in the remaining quarter of fiscal 2014 and $171,116 during fiscal 2015.